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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 3, 1999


                          SI DIAMOND TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Texas
                 (State or Other Jurisdiction of Incorporation)


           1-11602                                76-0273345
    (Commission File No.)             (I.R.S. Employer Identification No.)


                            3006 Longhorn Boulevard
                                   Suite 107
                              Austin, Texas 78758
                    (Address of Principal Executive Offices)


                                 (512) 331-5020
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events

     On January 22, 1999, Field Emission Picture Element Technology, Inc. ("FEPET"), a Delaware corporation and a wholly-owned subsidiary of SI Diamond Technology, Inc. ("SIDT"), announced that it has secured the necessary funding to enter into phase two of the collaborative efforts with its partners in Japan to finalize the product development of the color field emission display for large screen display applications and video walls. After this development phase, the parties contemplate moving to the manufacturing phase in the first part of the year 2000.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          10.1  Agreement on Phase 2 between FEPET and DPN

          99.1 News Release, "SI Diamond Technology Announces The Commencement Of The Color FED Product Development To Be Manufactured In The Year 2000," dated January 22, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SI DIAMOND TECHNOLOGY, INC.


                                        By        /s/ Douglas P. Baker
                                           ----------------------------------
                                                    Douglas P. Baker
                                                   Vice President and
                                                Chief Financial Officer

Dated: February 3, 1999